Exhibit 23.1



                      CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
USAir, Inc.:

We consent to the use of our report included herein in the registration statement.



                              /s/KPMG Peat Marwick LLP

                              KPMG Peat Marwick LLP



Washington, D.C.
May 22, 1996